UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 30, 2003

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)


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
                 New York                              0-20539                          16-6036816
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)     (IRS Employer Identification Number)
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     90 Linden Place, PO Box 30682, Rochester, New York        14603-0682
     --------------------------------------------------       -----------
         (Address of Principal Executive Offices)              (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------







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Item 5.    Other Events

Attached hereto as an exhibit is a press release issued today by Pro-Fac Cooperative, Inc. ("Pro-Fac") reporting that it has discovered accounting errors in the financial information previously reported for its first fiscal quarter ended September 28, 2002.

Pro-Fac will restate its 2002 quarterly financial information for its fiscal quarter ended September 28, 2002 to correct for these items. The restated financial statements are expected to be filed next week under cover of a Form 10-Q/A.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired.

     None

(b)  Pro-Forma Financial Information.

     None

(c)  Exhibits

       99.1      Press  release  issued  by  Pro-Fac   Cooperative,   Inc.
                 announcing the restatement of financial information for the quarter ended September 28, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         PRO-FAC COOPERATIVE, INC.
                                               (Registrant)






Date:     January 30, 2003         BY:/s/   Stephen R. Wright
       ----------------------         -----------------------------------
                                            STEPHEN R. WRIGHT
                                       General Manager and Secretary
                                      (On Behalf of the Registrant and as
                                          Principal Executive Officer
                                      Principal Financial Officer, and
                                        Principal Accounting Officer)


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                                INDEX TO EXHIBITS


Exhibit No.                        Description

   99.1 Press release issued by Pro-Fac Cooperative, Inc. announcing the restatement of financial information for the quarter ended September 28, 2002.